                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement               [_] Confidential, for Use of the
                                                  Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-12

--------------------------------------------------------------------------------

                             THE MUNDER FUNDS TRUST

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transactions applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

[LOGO] MUNDER FUNDS                                             PLEASE VOTE NOW!
       BE FOCUSED

                        Munder International NetNet Fund
                           Munder Digital Economy Fund
                Munder Framlington Global Financial Services Fund

--------------------------------------------------------------------------------

             The Special Meeting of Shareholders has been adjourned
                    to Wednesday, May 1 at 2:00 PM Local Time
                     480 Pierce Street, Birmingham, Michigan

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in one or more of the above-mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on this proposal. We have adjourned this Meeting to 2:00 PM, local time, on May 1, 2002 at the Fund offices, 480 Pierce Street, Birmingham, Michigan.

Additionally, Munder Capital Management has retained the services of Georgeson Shareholder Communications Inc. to further assist us in soliciting proxies at an estimated cost of $75,000. The cost of these services will be borne by Munder Capital and not the Funds.

After careful consideration, the Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement. Please refer to the proxy statement you received in the mail for more information. Also, if you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder (toll-free) at 1-866-666-2041.

Please vote now. There are 4 quick, easy ways to vote.

     1.   By Phone:      Please call Georgeson Shareholder toll-free at
          ---------      1-866-666-2041.  Representatives are available to take
                         your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                         to 6:00 p.m. Eastern Time.

     2.   By Internet:   Visit http://vote.proxy-direct.com. Once there, enter
          ------------   the 14-digit control number located on your proxy card.

     3.   By Fax:        Please fax your signed ballot at any time to
          -------        1-800-733-1885.

     4.   By Mail:       Return your executed proxy in the enclosed postage paid
          -------        envelope immediately so that it will be received by May
                         l, 2002.


                               EVERY VOTE COUNTS!
                   THANK YOU IN ADVANCE FOR YOUR COOPERATION.

                                                                             REG

[LOGO] MUMDER FUNDS                                             PLEASE VOTE NOW!
       BE FOCUSED

                        Munder International NetNet Fund
                           Munder Digital Economy Fund
                Munder Framlington Global Financial Services Fund

--------------------------------------------------------------------------------

             The Special Meeting of Shareholders has been adjourned
                    to Wednesday, May 1 at 2:00 PM Local Time
                     480 Pierce Street, Birmingham, Michigan

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in one or more of the above-mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on this proposal. We have adjourned this Meeting to 2:00 PM, local time, on May 1, 2002 at the Fund offices, 480 Pierce Street, Birmingham, Michigan.

Additionally, Munder Capital Management has retained the services of Georgeson Shareholder Communications Inc. to further assist us in soliciting proxies at an estimated cost of $75,000. The cost of these services will be borne by Munder Capital and not the Funds.

After careful consideration, your Fund's Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement. Please refer to the proxy statement you received in the mail for more information. Also, if you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder (toll-free) at 1-866-666-2041.

Please vote now. There are 3 quick, easy ways to vote.

     1.   By Phone:      Please call Georgeson Shareholder toll free at
          ---------      1-866-666-2041.  Representatives are available to take
                         your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m.
                         to 6:00 p.m. Eastern Time.

     2.   By Internet:   Visit www.proxyvote.com. Once there, enter the 12-digit
          ------------   control number located on your proxy card.

     3.   By Mail:       Return your executed proxy in the enclosed  postage
          --------       paid envelope immediately so that it will be received
                         by May 1, 2002.

                               EVERY VOTE COUNTS!
                   THANK YOU IN ADVANCE FOR YOUR COOPERATION.

                                                                            NOBO

[LOGO] MUNDER FUNDS                                             PLEASE VOTE NOW!
       BE FOCUSED

                        Munder International NetNet Fund
                           Munder Digital Economy Fund
                Munder Framlington Global Financial Services Fund

--------------------------------------------------------------------------------

             The Special Meeting of Shareholders has been adjourned
                    to Wednesday, May 1 at 2:00 PM Local Time
                     480 Pierce Street, Birmingham, Michigan

Dear Shareholder:

We have made several attempts to contact you through the mail and over the phone, regarding your shares held in one or more of the above-mentioned Funds. Your position in the Fund(s) is critical to the outcome of this Special Meeting. Considerable progress has been made in the vote response since the initial Meeting, but we are going to need your help in order to close the polls on this proposal. We have adjourned this Meeting to 2:00 PM, local time, on May 1, 2002 at the Fund offices, 480 Pierce Street, Birmingham, Michigan.

Additionally, Munder Capital Management has retained the services of Georgeson Shareholder Communications Inc. to further assist us in soliciting proxies at an estimated cost of $75,000. The cost of these services will be borne by Munder Capital and not the Funds.

After careful consideration, the Board strongly urges you to vote FOR approval of the proposed Reorganization Agreement. Please refer to the proxy statement you received in the mail for more information. Also, if you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder (toll-free) at 1-866-666-2041.

Please vote now. There are 3 quick, easy ways to vote.

     1.   By Phone:      Please refer to the "800" number printed on your voting
          ---------      instruction form.

     2.   By Internet:   Visit www.proxyvote.com. Once there, enter the 12-digit
          ------------   control number located on your proxy card.

     3.   By Mail:       Return your executed proxy in the enclosed postage paid
          -------        envelope immediately so that it will be received by May
                         1, 2002.

                               EVERY VOTE COUNTS!
                   THANK YOU IN ADVANCE FOR YOUR COOPERATION.

                                                                             OBO

                                  MUNDER FUNDS
                                TELEPHONE SCRIPT

For Answering Machines
----------------------

This message is to remind you that a Special meeting of the (fund name) has been adjourned to May 1, 2002. To quickly vote your shares over the telephone, simply call 1-866-666-2041. When calling please refer to record #________. Representatives are available until 11:00 p.m. Eastern Time and will be happy to assist. Your vote is important. Thank you.

For Shareholders Reached by Telephone
-------------------------------------

Hello. My name is ___________. May I please speak with __________ ? I'm calling on behalf of your current investment in the (fund name). Briefly, I wanted to be sure you received a proxy card for the Special Meeting of Shareholders that has been adjourned to May 1, 2002. Has that arrived?

IF YES, THEN GO TO SCENARIO 1

IF NO, THEN GO TO SCENARIO 2

SCENARIO 1
----------

Have you had a chance to return your proxy card?

*    IF YES (Shareholder indicates proxy has been returned)
     ------------------------------------------------------
     For whatever reason, that vote has not yet registered and as I just mentioned, the meeting has already been adjourned. If you would like, I could quickly assist you in placing a vote right now over the phone today.

     -   IF SHAREHOLDER AGREES (Shareholder wants to vote by phone)
         ----------------------------------------------------------
         Would you like to register a vote?

              IF YES (Shareholder wants to vote)
              ----------------------------------
              The Board recommends that you vote in favor of the merger. How would you like to vote? (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                If shareholder has multiple accounts

                Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

              IF NO (Shareholder does not want to vote)
              -----------------------------------------
              Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!

     -   IF SHAREHOLDER DECLINES (Shareholder does not want to vote)
         -----------------------------------------------------------
         Mr./Ms. ____ your vote is important to helping the fund reach its objective and avoid another adjournment. Would you like to register a vote?

              IF YES (Shareholder wants to vote)
              ----------------------------------
              The Board recommends that you vote in favor of the merger. How would you like to vote? (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                 If shareholder has multiple accounts

                 Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

              IF NO (Shareholder does not want to vote)
              -----------------------------------------
              Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!

*    IF NO (Shareholder indicates proxy has not been returned)
     ---------------------------------------------------------
     As I just mentioned, the meeting has already been adjourned. If you would like, I could quickly assist you in placing a vote right now over the phone.

     -   IF SHAREHOLDER AGREES (Shareholder wants to vote)
         -------------------------------------------------
         Would you like to register a vote?

              IF YES (Shareholder wants to vote)
              ----------------------------------
              The Board recommends that you vote in favor of the merger. How would you like to vote? (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                 If shareholder has multiple accounts

                 Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

              IF NO (Shareholder does not want to vote)
              -----------------------------------------
              Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!

     -   IF SHAREHOLDER DECLINES (Shareholder does not want to vote)
         -----------------------------------------------------------
         Mr./Ms. ____ your vote is important to helping the fund reach its objective and avoid another adjournment. Would you like to register a vote?

              IF YES (Shareholder wants to vote)
              ----------------------------------
              How would you like to vote? The Board recommends that you vote in favor of the merger. (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                 If shareholder has multiple accounts

                 Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

              IF NO (Shareholder does not want to vote)
              -----------------------------------------
              Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!

SCENARIO 2

As I just mentioned, the meeting has already been adjourned and your vote is important. If you would like, I could quickly review the proposal and assist you with registering your vote today. It will take only a moment of your time.

*    IF SHAREHOLDER AGREES (Shareholder wants you to review the proposal)
     --------------------------------------------------------------------
     Read proposal from the proxy statement verbatim. Would you like to register a vote?

     -   IF YES (Shareholder wants to vote)
         ----------------------------------
         The Board recommends that you vote in favor of the merger. How would you like to vote? (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                 If shareholder has multiple accounts

                 Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

     -   IF NO (Shareholder does not want to vote)
         -----------------------------------------
         Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!

*    IF SHAREHOLDER DECLINES (Shareholder does not want to hear proposal)
     --------------------------------------------------------------------
     Mr./Ms. ____ your vote is important to helping the fund reach its objective and avoid another adjournment. Would you like to register a vote?

     -   IF YES (Shareholder wants to vote)
         ----------------------------------
         The Board recommends that you vote in favor of the merger. How would you like to vote? (Pause for answer). I am recording your ___ vote and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                 If shareholder has multiple accounts

                 Mr./Ms. ______, you own additional investments in (list all fund names). Have you received proxy cards for these accounts?
                      If Yes- follow same script (above) for a shareholder that wants to vote
                      If No- follow same script (below) for a shareholder that does not want to vote

              Thank you for your time and your vote. Have a nice day/evening!

     -   IF NO (Shareholder does not want to vote)
         -----------------------------------------
         Do you have a pen and paper handy? I would like to leave with you our toll-free number. If you have any questions or would like to vote over the phone, please call 1-866-666-2041. When calling, please refer to record # __________. Our hours of operation are from 9:00 a.m. to 11:00 p.m. Eastern time. Thank you for your time! Have a nice day/evening!